                                                                     EXHIBIT 4.1

NUMBER                                                       SHARES

AC

                                                           COMMON STOCK
                                                           $.001 PAR VALUE

                          [LOGO OF ALYN APPEARS HERE]

INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
THE STATE OF DELAWARE                                       CERTAIN DEFINITIONS

                                                               CUSIP 022611 10 7

THIS CERTIFIES THAT



is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

Alyn Corporation transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, Alyn Corporation has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.


                             CERTIFICATE OF STOCK

Dated:

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+COUNTERSIGNED AND REGISTERED:                                                 +
+CONTINENTAL STOCK TRANSFER & TRUST COMPANY                                    +
+(Jersey City, NJ)                                                             +
+TRANSFER AGENT AND REGISTRAR,                                                 +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


[SIGNATURE APPEARS HERE]     [SEAL APPEARS HERE]     [SIGNATURE APPEARS HERE]
       SECRETARY                                            PRESIDENT

        The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right ofsurvivorship and not as tenants in common

UNIF GIFT MIN ACT--             Custodian
                   -------------         -------------
                      (Cust)                (Minor)
                   under Uniform Gifts to Minors
                   Act
                      ----------------
                           (State)
UNIF TRF MIN ACT--             Custodian (until age             )
                  -------------                    -------------
                      (Cust)

                  ------------- under Uniform Transfers
                      (Minor)

                  to Minors Act
                               ----------------
                                    (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                   hereby sell, assign and transfer unto
                   -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------



                                        X
                                         ---------------------------------------

                                        X
                                         ---------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By
  -----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.